FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]

NOTE 8 — FAIR VALUE MEASUREMENTS

ASC 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under ASC 820 are described as follows:

(1)	Level 1 — Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.
(2)	Level 2 — Inputs other than quoted prices that are observable for the asset or liability; inputs that are derived principally from or corroborated by observable market data by correlation or other means. If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Inputs to the valuation methodology include:

•	quoted prices for similar assets or liabilities in active markets;
•	quoted prices for identical or similar assets or liabilities in inactive markets;
(3)	Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset's or liability's fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets and liabilities recognized at fair value. There have been no changes in the methodologies used during the period from January 17, 2011 (inception) through December 31, 2011.

Investment in companies, cost method: The fair value of one of the investments in companies under the cost method has been estimated due to identified events or changes in circumstances that may have had a significant adverse effect on the fair value. The Company used a discounted cash flow model to estimate fair value and determined the impairment was other than temporary. The Company applied a 20% discount rate to the expected future cash flows to determine the fair value.

The table below represents the Company's assets and liabilities that are recorded at fair value on a non-recurring basis. There were no assets or liabilities recorded at fair value on a recurring basis.

		Fair Value Measurements at Reporting Date Using
	12/31/11	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investment in company, cost method	$34,264	—	—	$34,264
	$34,264	$—	$—	$34,264